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                                                                    Exhibit 23.1

                        Consent of Independent Auditors

   We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-94081) of our report dated March 10, 2000, with respect to the financial statements of eBenX, Inc. included in the Annual Report (Form 10-
K) for the year ended December 31, 1999.

                                          /s/ Ernst & Young LLP

Minneapolis, Minnesota
March 24, 2000